                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                   WPS RESOURCES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                           WPS RESOURCES CORPORATION
    700 NORTH ADAMS STREET, P. O. BOX 19001, GREEN BAY, WISCONSIN 54307-9001

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 7, 1998

                             ---------------------

TO THE SHAREHOLDERS OF WPS RESOURCES CORPORATION:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of WPS Resources Corporation ("WPSR"), a Wisconsin corporation, will be held on Thursday, May 7, 1998, at 10:00 A.M., CDT, at the Weidner Center, University of Wisconsin - Green Bay, 2420 Nicolet Drive, Green Bay, Wisconsin, for the following purposes:

       1. To elect three directors of Class A to hold office until the Annual Meeting of Shareholders in 2001 or until their successors have been elected and qualified.

       2. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

    Shareholders of record at the close of business on March 13, 1998 will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof.

    Even if you plan to attend the Annual Meeting, please vote, sign exactly as your name appears, date, and promptly mail the enclosed proxy card in the postage-paid envelope provided. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person. Your attention is directed to the attached Proxy Statement.

                                          WPS RESOURCES CORPORATION

                                                 [SIGNATURE]

                                          FRANCIS J. KICSAR
                                          SECRETARY

Green Bay, Wisconsin
March 23, 1998

The enclosed proxy is solicited by the Board of Directors. Your vote is important no matter how large or small your holdings may be. To assure your representation at the meeting, please vote, sign exactly as your name appears, date, and promptly mail the enclosed proxy card in the postage-paid envelope provided.

March 23, 1998

                                PROXY STATEMENT
                           WPS RESOURCES CORPORATION
    700 NORTH ADAMS STREET, P. O. BOX 19001, GREEN BAY, WISCONSIN 54307-9001

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 7, 1998

                              GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors ("Board") of WPS Resources Corporation ("WPSR") for the Annual Meeting of Shareholders to be held on Thursday, May 7, 1998 at 10:00 A.M., CDT, at the Weidner Center, University of Wisconsin - Green Bay, 2420 Nicolet Drive, Green Bay, Wisconsin and at any adjournment thereof ("Meeting") for the purposes set forth in the Notice of Annual Meeting of Shareholders and in this Proxy Statement.

    Only shareholders of record as of the close of business on March 13, 1998 ("Record Date") are entitled to notice of, and to vote at, the Meeting. As of the Record Date, WPSR's outstanding voting securities consisted of 23,896,962 shares of Common Stock. The record holder of each outstanding share of Common Stock as of the Record Date is entitled to one vote per share with respect to each proposal submitted for consideration at the Meeting. The Notice of Annual Meeting of Shareholders, this Proxy Statement, and the accompanying form of proxy were first mailed to shareholders on or about March 23, 1998.

    A proxy, in the enclosed form, which is properly executed, duly returned to WPSR, and not revoked, will be voted in accordance with the instructions contained therein. If no specification is indicated on the proxy, the shares represented thereby will be voted FOR the indicated nominees for directors and on such other business or matters which may properly come before the Meeting in accordance with the best judgment of the persons named in the proxy. Execution of a proxy given in response to this solicitation will not affect a shareholder's right to attend the Meeting and to vote in person. Presence at the Meeting of a shareholder who has signed a proxy does not in itself revoke a proxy. Each proxy granted may be revoked by the person giving it at any time before the exercise thereof by giving written notice to such effect to the Secretary of WPSR, by execution and delivery of a subsequent proxy, or by attendance and voting in person at the Meeting, except as to any matter upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy.

    On December 12, 1996, the Board of Directors of WPSR approved the issuance to shareholders, as of December 16, 1996, of a dividend of one common share purchase right (a "Right") for each outstanding share of WPSR's Common Stock. The Rights are not presently exercisable; but ten days after a person or group acquires 15% or more of WPSR's Common Stock or ten business days (subject to extension) after a person or group announces a tender offer to acquire at least 15% of WPSR's Common Stock, the Rights will become exercisable. Such Rights will entitle each holder of Common Stock of WPSR to purchase one share of authorized but unissued Common Stock of WPSR for each Right. The exercise price of each Right is $85. Upon the acquisition by any person or group of 15% or more of the Common Stock of WPSR, each Right, other than Rights held by an acquiring party, will entitle the holder to purchase, at the exercise price, Common Stock of WPSR having a market value of two times the exercise price. The Rights Agreement excludes from the effects thereof the inadvertent acquisition of 15% or more of WPSR's Common Stock, provided there is prompt divestment to less than 15%. The Rights may be redeemed or may, under certain circumstances, be exchanged for shares of Common Stock of WPSR, all as provided and subject to the limitations set forth in the agreement setting forth the terms of the Rights; otherwise, such Rights expire on December 11, 2006. None of the share holdings or percentages of outstanding shares reported in this Proxy Statement reflect the Rights or shares of Common Stock which may be purchased upon the exercise of the Rights. WPSR has prepared a Summary of Rights to Purchase Common Shares, a copy of which is available free of charge from WPSR.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

    No person is known by WPSR to be the beneficial owner of more than 5% of any class of WPSR's voting securities. Set forth below is a tabulation indicating, as of January 1, 1998, the shares of WPSR's equity securities beneficially owned by the six named executives in the Summary Compensation Table, each nominee and director, and all directors and officers of WPSR as a group. No officer or director owns more than 1% of any class of WPSR's equity securities.

                                                                     AMOUNT AND NATURE
                                                                             OF
       TITLE OF CLASS               NAME OF BENEFICIAL OWNER        OWNERSHIP (1)(2)(3)
-----------------------------  -----------------------------------  --------------------
Common Stock, $1.00 Par        Larry L. Weyers                                   6,050
 Value Per Share               Daniel A. Bollom                                 16,086(4)
                               Patrick D. Schrickel                              2,549(5)
                               Clark R. Steinhardt                               5,544(6)
                               Richard E. James                                  1,442
                               Daniel P. Bittner                                 8,682
                               A. Dean Arganbright                               2,010
                               Sister M. Lois Bush                                 500(7)
                               James L. Kemerling                                1,266
                               Richard A. Bemis                                  2,715
                               Robert C. Gallagher                               4,599
                               Michael S. Ariens                                 4,613(8)
                               Kathryn M. Hasselblad-Pascale                     3,260(9)
                               All directors and officers as a
                                group (19)                                      79,575(10)

------------------------

 (1) None of the persons listed beneficially owns shares of any other class of equity securities of WPSR or its subsidiaries, except Mr. Arganbright's spouse who owns 10 shares of Preferred Stock 5% Series ($100 par value) of Wisconsin Public Service Corporation ("WPSC").

 (2) In each case, the indicated owner has sole voting power and sole investment power with respect to the shares shown in this column, except as noted.

 (3) Includes shares of common stock held in the ESOP and the Wisconsin Public Service Corporation Deferred Compensation Trust ("Deferred Compensation Trust").

 (4)  Includes 1,561 shares held in survivorship marital property.

 (5)  Includes 200 shares held as custodian for children.

 (6)  Includes 49 shares held in a family trust.

 (7) Owned by Sisters of the Sorrowful Mother of which Sister M. Lois Bush is a member.

 (8)  Includes 2,231 shares held by M&M Ariens, Inc.

 (9)  Includes 852 shares owned by spouse.

(10) Includes shares described in notes (1) through (9) and 387 shares held in joint tenancy.

                       NOMINEES FOR ELECTION AS DIRECTORS

    Pursuant to the Restated Articles of Incorporation and the By-Laws of WPSR, the Board consists of nine directors and is divided into three classes of three directors each, with one class being elected each year for a term of three years. Accordingly, it is proposed that the three nominees listed below be elected to serve as Class A directors for three-year terms to expire at the 2001 Annual Meeting of Shareholders and upon the election and qualification of their successors. Messrs. Richard A. Bemis, Daniel A. Bollom, and Robert C. Gallagher are presently Class A directors whose terms expire at this year's Annual Meeting, and who have been nominated for re-election.

    Directors are elected by a plurality of the votes cast by the holders of WPSR's Common Stock at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstention, broker non-vote, or otherwise) have no impact in the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes. Under Wisconsin law, cumulative voting for directors is permitted but is not presently provided for in WPSR's Restated Articles of Incorporation.

    Certain information about the three nominees for such directorships is set forth below. It is intended that the proxies solicited on behalf of the Board will be voted for the following nominees. The Board has no reason to believe that any of these nominees will be unable or unwilling to serve as a director if elected; but if any nominee should be unable or unwilling to serve, the shares represented by proxies solicited by the Board will be voted for the election of such other person as the Board may recommend in place of such nominee.

                  NOMINEES -- CLASS A -- TERM EXPIRING IN 2001

                                                                                                                DIRECTOR
               NAME                      AGE                         PRINCIPAL OCCUPATION                         SINCE
-----------------------------------      ---      -----------------------------------------------------------  -----------
Richard A. Bemis (1)(3)                  56       President and Chief Executive Officer,                             1983
                                                   Bemis Manufacturing Company,
                                                   Sheboygan Falls, WI (manufacturer of
                                                   toilet seats, contract plastics, and wood
                                                   products)
Daniel A. Bollom (1)                     61       Retired Chairman and Chief Executive Officer of WPSR               1989
Robert C. Gallagher                      59       Chairman and Chief Executive Officer,                              1992
 (1)(2)(3)(4)                                      Associated Bank, Green Bay, WI; Vice Chairman, Associated
                                                   Banc-Corp, Green Bay, WI

------------------------

    Footnotes appear on page 4

    Each of the nominees has served in the same or another position with the employer indicated for at least five years.

    The following tables set forth certain information about Class B and Class C directors who are not standing for election in 1998.

                        CLASS B -- TERM EXPIRING IN 1999

                                                                                                                DIRECTOR
               NAME                      AGE                         PRINCIPAL OCCUPATION                         SINCE
-----------------------------------      ---      -----------------------------------------------------------  -----------
A. Dean Arganbright                      67       Retired Chairman, President, and Chief Executive Officer,          1972
 (1)(2)(4)(5)                                      Wisconsin National Life Insurance Company, Oshkosh, WI
Sister M. Lois Bush, SSM (1)(5)          53       Chief Executive Officer, Ministry Health Care, Inc.,               1993
                                                   Milwaukee, WI (a health care delivery system)
James L. Kemerling (1)(2)(4)(5)          58       Consultant, Wausau, WI, 1996; Chairman, President, and             1988
                                                   Chief Executive Officer, The Specialty Packaging Group,
                                                   Inc., Wausau, WI (manufacturer of composite cans),
                                                   1994-1996; President and Chief Executive Officer,
                                                   Shade/Allied Inc., Green Bay, WI (manufacturer of business forms), 1990-1994

                        CLASS C -- TERM EXPIRING IN 2000

                                                                                                                DIRECTOR
               NAME                      AGE                         PRINCIPAL OCCUPATION                         SINCE
-----------------------------------      ---      -----------------------------------------------------------  -----------
Michael S. Ariens (1)(3)(5)              66       Chairman, Ariens Company, Brillion, WI (manufacturer of            1974
                                                   outdoor power equipment)
Kathryn M. Hasselblad-Pascale            50       Managing Partner, Hasselblad Machine Company, LLP, Green           1987
 (1)(3)(4)                                         Bay, WI (manufacturer of automatic screw machine products)
Larry L. Weyers                          52       Chairman, President, and Chief Executive Officer of WPSR           1996

------------------------

(1) Member of Audit Committee.

(2) Member of Compensation Committee.

(3) Member of Nominating Committee.

(4) Member of Shareholder Committee.

(5) Member of Strategic Action Planning Committee.

    Each of the Class B and Class C directors, except Mr. Arganbright who is retired and Mr. Kemerling who is self-employed, has served in the same or another position with the employer indicated for at least five years.

    Other directorships held by the directors include the following:

    Richard A. Bemis -- W. H. Brady Company, Milwaukee, WI

    Robert C. Gallagher -- Associated Banc-Corp, Green Bay, WI

    James L. Kemerling -- Badger Paper Mills, Inc., Peshtigo, WI

    During 1997, the Board met ten times. All directors attended more than 75% of the total number of meetings, including meetings of committees of which they are members.

    Non-employee director remuneration consists of a monthly fee of $1,417, a Board meeting fee of $850 or $200 for each Board meeting attended or for each telephonic meeting, respectively, and $775 for each Board committee meeting attended. Employee directors receive no compensation for their services as directors.

    The Audit Committee, which includes all non-employee directors, met three times during 1997. Its duties and responsibilities include, but are not necessarily limited to, the following:

    (1)  To recommend annually a firm of independent public accountants.

    (2) To approve the services to be performed by the independent public accountants.

    (3) To review the reports and comments of the WPSC audit services department and the independent public accountants and to recommend such action as is appropriate to the Board.

    The Compensation Committee, which is composed of three non-employee directors, met four times during 1997. Its function is to recommend to the Board the compensation to be paid to officers and selected managerial personnel.

    The Nominating Committee, which consists of four non-employee directors, recommends to the Board candidates to be nominated for election as directors at the Annual Meeting and to fill any vacancies on the Board. The Nominating Committee also approves officer changes. The Nominating Committee met one time in 1997. The Nominating Committee will consider suggestions from all sources, including shareholders, regarding possible candidates for director. Such suggestions, together with appropriate biographical information, should be submitted to the Secretary of WPSR no later than November 1, in order to be considered for the Annual Meeting in the following year.

    The Shareholder Committee, which consists of four non-employee directors, considers issues of strategic interest to shareholders. The Shareholder Committee met one time in 1997.

    The Strategic Action Planning Committee, which consists of four non-employee directors, reviews and provides input for WPSR's Strategic Plans. The Strategic Action Planning Committee met one time in 1997.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Based solely on a review of statements of beneficial ownership and of changes therein furnished to WPSR during and with respect to the 1997 calendar year and written representations made to WPSR, management has concluded that no person who at any time during 1997 was a director or officer of WPSR failed to file with the Securities and Exchange Commission, on a timely basis, reports of beneficial ownership of WPSR's securities required by Section 16(a) of the Securities and Exchange Act of 1934, as amended.

                             EXECUTIVE COMPENSATION
                           SUMMARY COMPENSATION TABLE

    The following Summary Compensation Table sets forth the total compensation paid by WPSR and its subsidiaries for all services rendered during 1997, 1996, and 1995 for the Chief Executive Officer, the four other most highly compensated current executive officers of WPSR or its subsidiaries who perform policy-making functions for WPSR, and the retired Chairman and Chief Executive Officer.


                                                                      LONG TERM COMPENSATION
                                  ANNUAL COMPENSATION (6)              AWARDS            PAYOUTS
                                                     (E)          (F)         (G)                        (I)
                                                 OTHER ANNUAL  RESTRICTED  SECURITIES                 ALL OTHER
         (A)                     (C)       (D)     COMPEN-       STOCK     UNDERLYING      (H)         COMPEN-
       NAME AND         (B)     SALARY    BONUS     SATION      AWARD(S)    OPTIONS/   LTIP PAYOUTS     SATION
  PRINCIPAL POSITION    YEAR     ($)       ($)      ($)(7)        ($)       SARS (#)       ($)          ($)(8)
----------------------  ----  ----------  -----  ------------  ----------  ----------  ------------  ------------
Larry L. Weyers         1997  225,527.60  0.00      1,593.39     0.00         0.00          0.00        80,990.92
 Chairman, President,   1996  171,402.30  0.00      8,051.52     0.00         0.00          0.00        44,824.65
 and Chief Executive    1995  134,720.34  0.00      4,984.49     0.00         0.00          0.00        21,341.68
 Officer (1)(2)

Patrick D. Schrickel    1997  189,882.55  0.00         24.78     0.00         0.00          0.00        31,884.65
 Executive Vice         1996  157,019.17  0.00      3,424.84     0.00         0.00          0.00        37,039.12
 President (1)          1995  159,477.00  0.00      3,256.72     0.00         0.00          0.00        20,541.08

Clark R. Steinhardt     1997  179,532.12  0.00      1,679.40     0.00         0.00          0.00        26,181.56
 Senior Vice President  1996  132,282.96  0.00      7,372.40     0.00         0.00          0.00        64,935.23
 (3)                    1995  156,933.00  0.00      4,763.61     0.00         0.00          0.00        23,030.79

Daniel A. Bollom        1997  130,645.13  0.00     38,139.86     0.00         0.00          0.00       106,393.98
 Retired Chairman and   1996  214,728.38  0.00        598.00     0.00         0.00          0.00       158,776.50
 Chief Executive        1995  291,582.00  0.00      5,398.98     0.00         0.00          0.00        41,174.04
 Officer (4)

Richard E. James        1997  127,158.71  0.00        301.00     0.00         0.00          0.00        11,341.69
 Vice President (5)     1996  117,698.39  0.00      5,138.75     0.00         0.00          0.00        14,595.81
                        1995  114,546.96  0.00        938.56     0.00         0.00          0.00        11,614.72

Daniel P. Bittner       1997  126,446.79  0.00        244.39     0.00         0.00          0.00        69,503.77
 Vice President         1996  115,399.64  0.00        544.02     0.00         0.00          0.00        25,422.09
 and Chief              1995  152,223.00  0.00        886.81     0.00         0.00          0.00        17,880.43
 Financial Officer(1)

------------------------------
(1) Officer of both WPSR and WPSC.

(2) Mr. Weyers assumed the duties of Chairman and Chief Executive Officer on February 12, 1998 and May 1, 1997, respectively.

(3) Officer of WPSC.

(4) Mr. Bollom retired on June 30, 1997 as Chairman of the Board. He had been Chief Executive Officer until May 1, 1997.

(5) Officer of WPSR.

(6) Compensation deferred at election of executive (exclusive of deferred amounts treated as if fully invested in WPSR Common Stock included in column
    (i)) includable under Salary for year earned.

(7) These amounts reflect the following: spouse expense, flexible spending account refunds, taxable meals, imputed lodge income, insurance reimbursements, and vacation and holiday pay. Perquisites that exceed 25% of the total perquisites are as follows: Vacation/Holiday payments for Weyers, Schrickel, Steinhardt, Bollom, and James of $0, $0, $0, $38,086.86, and $0, respectively, for 1997; $8,051.52, $2,924.20, $6,993.84, $0, and $4,986.75,
    respectively, for 1996; and $4,623.43, $2,562.32, $3,153.97, $4,697.85, and
    $0, respectively, for 1995. Spouse expense payments for Weyers, Steinhardt, Bollom, James, and Bittner of $1,523.48, $1,482.37, $0, $125.00, and
    $125.00, respectively, for 1997; $0, $0, $464.00, $0, and $420.00, respectively, for 1996; and $0, $0, $0, $0, and $417.00, respectively, for 1995. Imputed lodge income for James and Bittner of $176.00 and $112.00, respectively, for 1997. Insurance reimbursements for James and Bittner of $730.56 and $361.42, respectively, for 1995. A reimbursement for taxable meals for Schrickel of $22.32 in 1997.

(8) These amounts reflect WPSC contributions under Employee Stock Ownership Plan and Trust for Weyers, Schrickel, Steinhardt, Bollom, James, and Bittner of $1,303.79, $1,149.78, $1,140.37, $930.55, $1,077.27, and $1,073.58,
    respectively, for 1997; $2,937.39, $2,937.39, $2,830.16, $2,937.39,
    $3,361.75, and $2,584.95, respectively, for 1996; and $2,372.20, $2,425.12,
    $2,385.57, $2,485.02, $2,308.22, and $2,311.71, respectively, for 1995.
    Above Market Deferred Compensation Interest for Weyers, Schrickel, Steinhardt, Bollom, James, and Bittner of $6,971.52, $7,262.73, $10,004.67,
    $19,272.12, $1,363.32, and $5,402.79, respectively, for 1997; $15,316.11,
    $16,109.98, $21,979.77, $42,339.96, $2,995.11, and $11,869.59, respectively, for 1996; and $9,539.05, $6,952.54, $9,659.88, $18,278.31, $1,288.22, and
    $4,913.05, respectively, for 1995. Deferred Compensation (in the stock account, not deferred at the election of the executive) for Weyers, Schrickel, Steinhardt, Bollom, James, and Bittner of $19,511.28, $13,957.73, $12,728.82, $14,185.59, $8,901.10, and $12,395.50, respectively, for 1997;
    and $12,951.61, $11,449.35, $11,279.05, $21,472.75, $8,238.95, and
    $10,967.55, respectively, for 1996. Deferred Compensation (in the stock account, deferred at the election of the executive) for Weyers, Schrickel, Steinhardt, Bollom, and Bittner of $53,204.33, $9,514.41, $2,307.70,
    $72,005.72, and $50,631.90, respectively, for 1997; and $13,619.54,
    $6,542.40, $28,846.25, $92,026.40, and $41,279.55, respectively, for 1996.
    Deferred Compensation (in the reserve account, not deferred at the election of the executive) for Weyers, Schrickel, Steinhardt, Bollom, James, and Bittner of $9,430.43, $11,163.42, $10,985.34, $20,410.71, $8,018.28, and
    $10,655.67, respectively, for 1995.

    WPSR has employment and severance agreements with each of twelve executives of WPSR and its subsidiary, WPSC, including the five current executive officers named in the Summary Compensation Table. These agreements are intended to ensure, as far as possible, that WPSR will continue to have the benefit of each executive's services and to protect WPSR's confidential information and goodwill; to provide these executives with a measure of security against changes in their relationship with WPSR and its subsidiary in the event of a change in control (as defined in the agreements) of WPSR, and to ensure, insofar as possible, that any proposal for a change in control of WPSR will be considered by the executives objectively and with reference only to the best interests of WPSR and its shareholders. These agreements provide that each executive that is a party thereto is entitled to benefits if, within three years following a change in control or such shorter period after a change in control and prior to the executive's normal retirement date (the "employment period"), the executive's employment is ended through (a) termination by WPSR or WPSC, other than by reason of death or disability or for cause (as defined in the agreements), or (b) termination by the executive due to a breach of the agreement by WPSR or its subsidiary or due to a change in elected or appointed positions held by the executive or a significant change in the executive's working conditions or responsibilities. The benefits provided under each of the agreements include: (a) a cash termination payment equal to the lesser of (i)
2.99 and (ii) the number of years or fraction thereof remaining in the employment period, times the sum of the executive's annual salary and his or her average annual bonus during the three years before the termination and (b) continuation for up to three years of the most favorable hospital, medical, dental, accident, disability, and life insurance coverage in effect during the 180-day period immediately prior to the change in control or, if more favorable to the executive, the coverage in effect generally thereafter for executives of comparable status and position. The termination payment is in lieu of any other severance payments to which the executive may be entitled under the severance policies of WPSR or its subsidiary. The agreements also provide the foregoing benefits in connection with certain terminations which are effected in anticipation of a change in control. Each agreement provides that if any portion of the benefits under the agreement or under any other agreement for the executive would constitute an excess payment for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), benefits will be reduced so that the executive will be entitled to receive $1 less than the maximum amount which he or she could have received without becoming subject to the 20% excise tax imposed by the Code on certain excess payments, or which WPSR may pay without the loss of deduction under the Code.

               COMPARATIVE FIVE-YEAR INVESTMENT PERFORMANCE GRAPH

    The following graph compares the cumulative total shareholder return on WPSR's Common Stock with the Standard & Poors ("S&P") 500 Index and the Edison Electric Institute ("EEI") 100 Index for the last five fiscal years. Total return includes dividends and stock price appreciation, assuming reinvestment of dividends. Total return was calculated assuming investment of $100 on December 31, 1992.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                                            WPS Resources Corporation (WPSR),
                 S&P 500 Index, and Edison Electric Institute (EEI) 100 Index
                                                                                                S&P        EEI
                                                                                                500        100
                                                                        Years       WPSR      Index      Index
                                                                         1992      $ 100      $ 100      $ 100
DOLLARS                                                                  1993        111        110        111
                                                                         1994         94        112         98
                                                                         1995        127        153        129
                                                                         1996        113        189        130
                                                                         1997        144        252        166

                      BOARD COMPENSATION COMMITTEE REPORT

    WPSR maintains a market-based executive compensation plan for the Chairman, President, and Chief Executive Officer and the other executive officers of WPSR and its subsidiaries. The plan is designed to support WPSR's vision and mission statements and its commitment to a quality management philosophy. Pay advancement is based on the relationship between the executive's salary and the maximum compensation range value of the assigned pay grade. The pay plan is designed to bring executives to their maximum compensation range values, which correspond to median market values, over a seven-year period. The minimum range values are 80% of the maximum compensation range values. Those farther below the maximum compensation range values receive larger salary increases than those closer to the maximum compensation range values. If an executive is promoted to a higher-rated position, an increase is provided at the time of the change in duties. The compensation levels for 1997 were not adjusted to reflect actual or projected financial results; however, the Compensation Committee reserves the right to recommend revised compensation levels after considering all of the future qualitative and quantitative facts and circumstances surrounding actual or projected financial results.

    The President and Chief Executive Officer assumed the position of Chief Executive Officer on May 1, 1997 (the President and Chief Executive Officer also became Chairman of the Board on February 12, 1998). As President and Chief Operating Officer, his salary had been $220,356. His new annual salary, effective May 4, 1997, was set at $293,736 with the understanding that the rate would be reviewed at the September meeting of the Committee.

    At the September meeting, the Compensation Committee reviewed the compensation of the President and Chief Executive Officer and the other executive officers of WPSR and its subsidiaries. The President and Chief Executive Officer's annual salary was set at $362,472 effective October 5, 1997 (and remains in effect at December 31, 1997). The new maximum compensation range value of $453,084 generally corresponds with the median of 1997 base salaries of $425,000 (which excludes incentive and other forms of cash compensation) as reported to the Edison Electric Institute by utilities with revenues generally comparable to those of WPSR. Median total compensation (which includes both short-term and long-term incentive compensation) reported by the same utilities was $666,800. Many of the utilities are members of the EEI 100 Index group which is reflected on the Comparative Five-Year Investment Performance Graph set forth on the previous page. The composition of the two groups, however, is not identical. The Compensation Committee has determined that in 1998 an incentive compensation component will be added to the compensation plan that was in effect for 1997.

    WPSR and its subsidiaries have considered the implications of Section 162(m) of the Internal Revenue Code (the "Code") regarding the deductibility of annual executive compensation over $1,000,000. The compensation levels for officers of WPSR and its subsidiaries fall well below this level and, hence, the provisions of Section 162(m) of the Code have not affected the compensation program of WPSR.

                                          A. Dean Arganbright
                                          Robert C. Gallagher
                                          James L. Kemerling

                                 BENEFIT PLANS

    The WPS Resources Corporation Deferred Compensation Plan ("Deferred Compensation Plan") is available to approximately 40 executives of WPSR and its subsidiaries, including each of the named current executive officers listed in the Summary Compensation Table. The plan consists of the following components:
(1) Mandatory Salary Deferrals; (2) Voluntary Salary Deferrals; (3) Death Benefit; (4) Protection of Qualified Pension Benefit; and (5) Supplemental Retirement Benefits.

    MANDATORY SALARY DEFERRALS. Payment of a portion (currently 7%) of the compensation for each Deferred Compensation Plan participant is credited to the Deferred Compensation Plan in lieu of being paid directly to the participant. The amount deferred is credited to the Stock Account and treated as if fully invested in WPSR Common Stock.

    VOLUNTARY SALARY DEFERRALS. Additionally, each Deferred Compensation Plan participant may elect to defer any bonus payable to such participant for any year and/or up to 30% of such participant's salary for any year and have such amount credited, for recordkeeping purposes, to the Deferred Compensation Plan. In accordance with advance elections made by each participant, Voluntary Salary Deferrals are credited to the Stock Account as described above with respect to Mandatory Salary Deferrals, or the amounts are credited to a Reserve Account. Amounts in the Reserve Account are credited with earnings, generally at the greater of 6% per annum or a rate equal to 70% of WPSR's return on common shareholder equity. (Voluntary Salary Deferrals made prior to January 1, 1996 are credited with a higher earnings rate.) The Compensation Committee may revise the earnings rate applicable to the Reserve Account or the manner in which the rate is calculated, but the rate may not be reduced below 6% per annum. In addition, the Compensation Committee may permit a participant to defer in excess of 30% of the participant's salary, but amounts in excess of 30% of salary, other than bonus deferrals, are automatically credited to the Reserve Account.

    DEATH BENEFIT. A special death benefit will be provided to certain Deferred Compensation Plan participants, including any of the named executive officers, if such participant dies prior to age 65 if at the time of the officer's death Mandatory and/or Voluntary Salary Deferrals are being credited to the officer's account. The benefit is an amount equal to the amount of additional deferrals and earnings that would have been credited to the officer's account had deferrals (and earnings assuming that deferrals were credited to the Reserve Account) continued through age 65 at the rate in effect at the time of the officer's death. The special death benefit is payable in 15 annual installments. The benefit is a fixed amount which does not accrue earnings on the undistributed balance.

    PROTECTION OF QUALIFIED PENSION BENEFIT. The Deferred Compensation Plan will provide a benefit to certain Deferred Compensation Plan participants, including each of the named executive officers, to the extent that the officer's benefits under the Wisconsin Public Service Corporation Administrative Retirement Plan ("Pension Plan") are limited because of certain legal restrictions. See the description of the Wisconsin Public Service Corporation Administrative Retirement Plan below.

    SUPPLEMENTAL RETIREMENT BENEFITS. The Deferred Compensation Plan provides to certain Deferred Compensation Plan participants, including each of the current named executive officers, upon retirement at or after age 58 (or earlier retirement with the written approval of the Compensation Committee), supplemental monthly payments. In the case of the Chairman, President, and Chief Executive Officer, an Executive Vice President, or a Senior Vice President, the supplemental payments equal 20% of the highest average monthly compensation received during any 36 consecutive month period of employment. In the case of any Vice President, the supplemental payments equal 10% of the highest average monthly compensation received during any 36 consecutive month period of employment. Such payments continue for 10 years after retirement. If the participant dies during the 10-year period, the participant's surviving spouse will receive 50% of such payments for the remainder of the 10-year period. If the participant dies while employed, the surviving spouse will receive, for a 10-year period, 50% of the amount that would have been paid to the participant had he retired on his date of death (disregarding, for this purpose, the age 58 eligibility requirement). Payments terminate if neither the participant nor the spouse is living, even if 120 monthly payments have not been made.

    The following table indicates the annual Supplemental Retirement Benefit that would be payable during the 10-year period to each of the named executive officers (assuming that each executive had retired on December 31, 1997 and disregarding, for this purpose, the age 58 eligibility requirement in the case of any officer who has not yet attained age 58).

    HIGHEST AVERAGE MONTHLY        ANNUAL BENEFITS
 COMPENSATION RECEIVED DURING          PAYABLE
   ANY 36 CONSECUTIVE MONTHS     --------------------
        PRIOR TO AGE 65             10%        20%
-------------------------------  ---------  ---------
          $ 12,000               $  14,400  $  28,800
            13,000                  15,600     31,200
            14,000                  16,800     33,600
            15,000                  18,000     36,000
            16,000                  19,200     38,400
            17,000                  20,400     40,800
            18,000                  21,600     43,200
            19,000                  22,800     45,600
            20,000                  24,000     48,000
            21,000                  25,200     50,400
            22,000                  26,400     52,800
            23,000                  27,600     55,200
            24,000                  28,800     57,600
            25,000                  30,000     60,000
            26,000                  31,200     62,400
            27,000                  32,400     64,800
            28,000                  33,600     67,200
            29,000                  34,800     69,600
            30,000                  36,000     72,000
            31,000                  37,200     74,400
            32,000                  38,400     76,800
            33,000                  39,600     79,200
            34,000                  40,800     81,600
            35,000                  42,000     84,000
            36,000                  43,200     86,400

    The Deferred Compensation Plan contains several provisions that take effect in the event of a Change in Control of WPSR or WPSC.

    First, upon a Change in Control, a revised minimum earnings rate for Voluntary Salary Deferrals becomes applicable. The minimum rate is the greater of 6% per annum or a rate equal to two percentage points above the prime lending rate of Firstar Bank-Milwaukee, Milwaukee, Wisconsin. Second, the Supplemental Retirement Benefit becomes immediately vested, even if the Deferred Compensation Plan participant terminates employment prior to retirement. Third, contributions to the Deferred Compensation Trust, which are discretionary prior to a Change in Control, are required in an amount sufficient to fund the benefits accrued by participants in the Deferred Compensation Plan through the funding date. Assets in the Deferred Compensation Trust remain subject to the claims of creditors, but may not, following a Change in Control, be withdrawn by WPSR or WPSC.

    A Change in Control means any of the following events:

    (1) The acquisition by any person (other than WPSR or any of its subsidiaries or employee benefit plans or fiduciaries therefor) of beneficial ownership of 30% or more of the voting power of the shares of the then outstanding capital stock of WPSR;

    (2) One-half or more of the Board of WPSR consists of persons who are not "Continuing Directors," (i.e., persons who were either directors on May 1, 1997, or persons whose nominations or elections were recommended or approved by a majority of the Continuing Directors then in office);

    (3) Any merger, consolidation, or reorganization of WPSR with any other corporation resulting in less than one-half of the outstanding securities of the surviving or resulting entity being owned by former shareholders of WPSR exclusive of shares owned by certain persons who are affiliated with or are substantial shareholders of a party to such transaction;

    (4) Any merger or share exchange involving WPSR in which WPSR is not the controlling or surviving corporation except a merger in which the shareholders of WPSR have the same proportionate ownership of the surviving corporation as they held in WPSR immediately prior to such merger;

    (5) Any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of WPSR other than to a wholly-owned subsidiary of WPSR; or

    (6) Approval by the shareholders of WPSR of any plan or proposal for the liquidation or dissolution of WPSR.

    WPSC maintains the Wisconsin Public Service Corporation Administrative Employees' Savings Plan ("Savings Plan") and the ESOP, in which substantially all employees of WPSR and WPSC, including the named executive officers, are eligible to participate.

    Under the Savings Plan, each participant may defer, in accordance with applicable tax law limits, a portion of his or her compensation and have the deferred amount deposited as a pre-tax contribution to the Savings Plan.

    The ESOP has entered into a loan guaranteed by WPSC the proceeds of which were used to purchase the Common Stock of WPSR. Each year, shares become available under the ESOP for allocation to participants in proportion to the percentage of the outstanding loan that has been repaid during that year. The shares available under the ESOP as of the close of any year are allocated among those participants who for that year made pre-tax contributions to the Savings Plan.

    The Wisconsin Public Service Corporation Administrative Employees' Retirement Plan ("Pension Plan"), under which executive officers are included, is a non-contributory defined benefit plan under which contributions on behalf of a specified participant cannot be individually calculated. Since the Pension Plan is in a fully-funded position, no contributions were made to it in 1997. Straight-line benefits at the normal retirement age of 65 (with a 50% benefit payable to a surviving spouse, actuarially reduced for certain age differences) are determined by the average of the 5 highest calendar year's compensation since 1980 or the last 60 months, times 55%, times years of service up to 32, divided by 32, plus .5% of such average compensation, times years of service exceeding 32, less an offset for a portion of Social Security benefits. Employees who were employed prior to 1982 would qualify for the higher of the current pension formula or a grandfathered formula which is 1.5% of the final average pay times years of service limited by 50% of final average pay less a Social Security offset. The following table shows the annual retirement benefits payable at the normal retirement age of 65 for specified remunerations and years of service under the provisions of the Pension Plan in effect December 31, 1997, and assuming retirement on that date:

                               PENSION PLAN TABLE
                         ANNUAL RETIREMENT BENEFITS AT
                       NORMAL RETIREMENT AGE OF 65 YEARS
                         FOR YEARS OF SERVICE INDICATED

  AVERAGE ANNUAL
   REMUNERATION
 HIGHEST 5 YEARS    15 YEARS    20 YEARS    25 YEARS    30 YEARS    35 YEARS    40 YEARS
------------------  ---------  ----------  ----------  ----------  ----------  ----------
   $    140,000     $  32,364  $   43,152  $   53,941  $   64,729  $   69,044  $   74,644
        150,000        34,943      46,590      58,237      69,885      74,544      80,544
        160,000        37,521      50,027      62,534      75,041      80,044      86,444
        170,000        40,099      53,465      66,831      80,198      85,544      92,344
        180,000        42,677      56,902      71,128      85,354      91,044      98,244
        190,000        45,255      60,340      75,425      90,510      96,544     104,144
        200,000        47,833      63,777      79,722      95,666     102,044     110,044
        210,000        50,411      67,215      84,019     100,823     107,544     115,944
        220,000        52,989      70,652      88,316     105,979     113,044     121,844
        230,000        55,568      74,090      92,613     111,135     118,544     127,744
        240,000        58,146      77,527      96,909     116,291     124,044     133,644
        250,000        60,724      80,965     101,206     121,448     129,544     139,544
        260,000        63,302      84,402     105,503     126,604     135,044     145,444
        270,000        65,880      87,840     109,800     131,760     140,544     151,344
        280,000        68,458      91,277     114,097     136,916     146,044     157,244
        290,000        71,036      94,715     118,394     142,073     151,544     163,144
        300,000        73,614      98,152     122,691     147,229     157,044     169,044
        310,000        76,193     101,590     126,987     152,385     162,544     174,944
        320,000        78,771     105,027     131,284     157,541     168,044     180,844
        330,000        81,349     108,465     135,581     162,698     173,544     186,744
        340,000        83,927     111,902     139,878     167,854     179,044     192,644
        350,000        86,505     115,340     144,175     173,010     184,544     198,544
        360,000        89,083     118,777     148,472     178,166     190,044     204,444
        370,000        91,661     122,215     152,769     183,323     195,544     210,344
        380,000        94,239     125,652     157,066     188,479     201,044     216,244
        390,000        96,818     129,090     161,362     193,635     206,544     222,144

    Compensation for pension purposes differs from the amounts in the annual compensation columns of the Summary Compensation Table for all named executive officers. Messrs. Weyers, Schrickel, Steinhardt, Bollom, James, and Bittner had 1997 pensionable compensation of $298,244, $213,355, $194,569, $254,923,
$136,060, and $189,474, respectively. Messrs. Weyers, Schrickel, Steinhardt, James, and Bittner had credited service under the Pension Plan as of December 31, 1997 of 12, 32, 30, 22, and 33 years, respectively. Mr. Bollom had credited service as of June 30, 1997, the date of his retirement, of 39 years. Benefit amounts in the table have been reduced for Social Security offsets.

    The annual benefits payable from the Pension Plan are subject to a maximum limitation ($130,000 for 1998) under Internal Revenue Code Section 415. In addition, the amount of compensation considered for purposes of the Pension Plan is limited ($160,000 for 1998) under Internal Revenue Code Section 401(a)(17). The Deferred Compensation Plan provides additional monthly benefits, for Deferred Compensation Plan participants, including the named executive officers, equal to any loss of benefit payments under the Pension Plan caused by the maximum benefit or compensation limitations and/or Mandatory and Voluntary Salary Deferrals under the Deferred Compensation Plan. These additional payments are made only while the participant or surviving spouse receives a monthly benefit from the Pension Plan. Benefit amounts shown in the table include projected payments to the participant under the Pension Plan and the additional payments for the loss of Pension Plan benefits as described in this paragraph. Amounts were accrued during 1997 for the unfunded future payment obligations.

                                 OTHER BUSINESS

    At the time this Proxy Statement went to press, WPSR knew of no matters constituting a proper subject for action by the shareholders which would be presented at the Meeting, other than the election of directors. If any other matters are properly presented at the Meeting, the persons named as proxies will vote upon them in accordance with their best judgment.

    Certain of the officers, directors, and employees of WPSR may solicit proxies by correspondence, telephone, electronic communications, or in person, but without extra compensation. WPSR may reimburse banks, brokers, nominees, and other fiduciaries their reasonable charges and expenses incurred in forwarding the proxy soliciting material to and receiving proxies from the beneficial owners.

                                 ANNUAL REPORTS

    The Annual Report of WPSR for the year 1997, including financial statements and the report of independent public accountants, Arthur Andersen LLP (which firm has been selected to continue to act in that capacity for the year 1998), is being mailed to shareholders together with this proxy statement. A representative of Arthur Andersen LLP will be present at the Annual Meeting, will be available to respond to appropriate questions, and will have an opportunity to make a statement if such representative desires to do so.

    WPSR FILES A SEPARATE ANNUAL REPORT WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K. A COPY OF FORM 10-K FOR THE YEAR 1997 (NOT INCLUDING EXHIBITS THERETO) WILL BE PROVIDED WITHOUT CHARGE TO ANY PERSON WHO IS A RECORD OR BENEFICIAL HOLDER OF SHARES OF THE COMMON STOCK AS OF THE RECORD DATE FOR THIS ANNUAL MEETING AND WHO MAKES WRITTEN REQUEST FOR IT, ADDRESSED TO THE ATTENTION OF FRANCIS J. KICSAR, SECRETARY, 700 NORTH ADAMS STREET, P. O. BOX 19001, GREEN BAY, WISCONSIN 54307-9001.

                          FUTURE SHAREHOLDER PROPOSALS

    Any shareholder proposals intended for consideration at the 1999 Annual Meeting of Shareholders must be received by WPSR by November 23, 1998.

                                          WPS RESOURCES CORPORATION

                                                 [SIGNATURE]

                                          FRANCIS J. KICSAR
                                          SECRETARY

ELECTION OF DIRECTORS:

Richard A. Bemis, Daniel A. Bollom, and Robert C. Gallagher

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

-------------------------------------------------------------------------------

FOR ALL NOMINEES EXCEPT
THOSE WRITTEN IN SPACE AT LEFT          / /

WITHHOLD AUTHORITY FOR ALL NOMINEES    / /


Please mark one box only in the ELECTION OF DIRECTORS, sign exactly as your name is printed on this card, date, and RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.


----------------------------------------------


----------------------------------------------
       Signature(s) of shareholder(s)


Date: ________________________________ , 1998



-------------------------------------------------------------------------------

                 TRIANGLE    DETACH PROXY CARD HERE    TRIANGLE

  THE ABOVE FORM IS YOUR PROXY. PLEASE READ BOTH SIDES, VOTE, SIGN EXACTLY AS
   YOUR NAME APPEARS, DATE, DETACH AT THE PERFORATION, AND RETURN PROMPTLY IN
                     THE ENCLOSED POSTAGE-PAID ENVELOPE.

-------------------------------------------------------------------------------

                          WPS RESOURCES CORPORATION
    700 North Adams Street, P. O. Box 19001, Green Bay, Wisconsin 54307-9001


March 23, 1998

Dear WPS Resources Corporation Shareholder:

Enclosed for your review is a copy of our 1997 Annual Report. You are cordially invited to attend the 1998 Annual Shareholders Meeting which will be held at 10:00 a.m., on Thursday, May 7, 1998, at the Weidner Center, University of Wisconsin - Green Bay, 2420 Nicolet Drive, Green Bay, Wisconsin. An organ concert will precede the meeting beginning at 9:30 a.m. Directions to the meeting location are included on the reverse side of this page. Free parking will be available.

The formal Notice of Annual Meeting of Shareholders and Proxy Statement which appear in the accompanying booklet provide information concerning matters to be considered. At the meeting, we will report on the Company's progress, plans, and prospects, and we will respond to your questions and comments.

We hope for a large attendance either in person or by proxy. Whether you own many shares or only a few, your presence or your proxy is important in making up the total number of shares necessary to transact business at the meeting.

IF YOU ARE UNABLE TO ATTEND, PLEASE VOTE, SIGN EXACTLY AS YOUR NAME APPEARS, DATE, AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOU WILL BE ATTENDING THE MEETING, PLEASE INDICATE YOUR INTENTION ON THE REVERSE SIDE OF THE PROXY WHERE YOU ALSO MAY INDICATE TOPICS WHICH YOU WOULD LIKE TO HAVE DISCUSSED AT THE MEETING.

Sincerely,

/s/ Larry L. Weyers
LARRY L. WEYERS
Chairman, President, and
Chief Executive Officer

                      PROXY -- WPS RESOURCES CORPORATION
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL SHAREHOLDERS
                      MEETING TO BE HELD ON MAY 7, 1998

 The undersigned hereby appoints Larry L. Weyers and Francis J. Kicsar as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this form and, at their discretion, upon such other business as may properly come before the meeting, all the shares of common stock of WPS Resources Corporation held of record by the undersigned on March 13, 1998, at the Annual Meeting of Shareholders to be held on May 7, 1998, at 10:00 a.m., CDT, or any adjournment thereof:

(This proxy is continued, and is to be signed and dated on the reverse side.)
-------------------------------------------------------------------------------

Check this box if you plan to attend the Annual Shareholders Meeting.  / /

Please indicate in the space below any topics which you believe should be addressed as part of management's presentation at the Annual Shareholders Meeting.

-------------------------------------------------------------------------------

                       DIRECTIONS TO THE WEIDNER CENTER,
                      UNIVERSITY OF WISCONSIN - GREEN BAY


RECOMMENDED ROUTES TO
UNIVERSITY OF WISCONSIN - GREEN BAY

THE CITY ROUTE:
54-57 (University Ave.) to the University Ave.
Nicolet Drive exit. Nicolet Drive to
the campus.

THE SCENIC ROUTE:
Monroe-Quincy (57) or Webster Ave.
north from downtown Green Bay to East
Shore Drive, east along the bay to the                               [MAP]
campus. N. Irwin Ave. or Danz Ave. may also be taken north to East Shore Drive.

FROM 41 SOUTH, 41-141 NORTH:
I-43 South (Tower Drive) to Exit 185
(54-57), or 172 east to I-43, then north to Exit 185 (54-57), 54-57 to University Ave.
Nicolet Drive exit, Nicolet Drive to
campus.

FROM AUSTIN-STRAUBEL FIELD:
172 east to I-43, then north to Exit 185
(54-57), 54-57 to University Ave.-Nicolet
Drive exit, Nicolet Drive to campus.                                 [MAP]

FROM I-43 SOUTH:
I-43 North to Exit 185 (54-57), 54-57 to
University Ave.-Nicolet Drive exit,
Nicolet Drive to campus.

FROM 29 EAST:
29 West to I-43 North, I-43 to Exit 185 (54-57),
54-57 to University Ave.-Nicolet Drive exit,
Nicolet Drive to campus.

ELECTION OF DIRECTORS:

Richard A. Bemis, Daniel A. Bollom, and Robert C. Gallagher

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)


FOR ALL NOMINEES EXCEPT
THOSE WRITTEN IN SPACE AT LEFT           / /

WITHHOLD AUTHORITY FOR ALL NOMINEES      / /


Please mark one box only in the Election of Directors, sign exactly as your name is printed on this card, date, and Return Promptly in the enclosed envelope.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES.


_________________________________________________

_________________________________________________
       Signature(s) of shareholder(s)


Date: _____________________________, 1998


                             DETACH PROXY CARD HERE


THE ABOVE FORM IS YOUR PROXY. PLEASE READ BOTH SIDES, VOTE, SIGN EXACTLY AS YOUR NAME APPEARS, DATE, DETACH AT THE PERFORATION, AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.



                             WPS RESOURCES CORPORATION
      700 North Adams Street, P. O. Box 19001, Green Bay, Wisconsin 54307-9001


April 22, 1998

Dear WPS Resources Corporation Shareholder:

We have not received the Proxy form which was mailed to you on March 23, 1998.

Whether your holdings are large or small, we hope that you will be represented at the Annual Shareholders Meeting to be held on May 7, 1998. Accordingly, another Proxy is attached above for your use. Please vote, sign exactly as your name appears, date, detach at the perforation, and return the Proxy promptly in the enclosed postage-paid envelope. If you have already returned your Proxy, please disregard this letter.

We encourage shareholders to be represented at the Annual Shareholders Meeting either in person or by Proxy. Mailing your Proxy does not prevent your attendance at the meeting.

Sincerely,

/s/ Larry L. Weyers

Larry L. Weyers
Chairman, President, and
Chief Executive Officer

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                       PROXY - WPS RESOURCES CORPORATION
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL SHAREHOLDERS
                       MEETING TO BE HELD ON MAY 7, 1998

    The undersigned hereby appoints Larry L. Weyers and Francis J. Kicsar as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this form and, at their discretion, upon such other business as may properly come before the meeting, all the shares of common stock of WPS Resources Corporation held of record by the undersigned on March 13, 1998, at the Annual Meeting of Shareholders to be held on May 7, 1998, at 10:00 a.m., CDT, or any adjournment thereof:

  (This proxy is continued, and is to be signed and dated on the reverse side.)
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Check this box if you plan to attend the Annual Shareholders Meeting.     / /

Please indicate in the space below any topics which you believe should be addressed as part of management's presentation at the Annual Shareholders Meeting.

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                       DIRECTIONS TO THE WEIDNER CENTER,
                      UNIVERSITY OF WISCONSIN - GREEN BAY

RECOMMENDED ROUTES TO
UNIVERSITY OF WISCONSIN - GREEN BAY

THE CITY ROUTE:
54-57 (University Ave.) to the University Ave.
Nicolet Drive exit. Nicolet Drive to
the campus.

THE SCENIC ROUTE:
Monroe-Quincy (57) or Webster Ave.
north from downtown Green Bay to East
Shore Drive, east along the bay to the                           [MAP]
campus. N. Irwin Ave. or Danz Ave. may also be taken north to East Shore Drive.

FROM 41 SOUTH, 41-141 NORTH:
I-43 South (Tower Drive) to Exit 185
(54-57), or 172 east to I-43, then north to Exit 185 (54-57), 54-57 to University Ave.-
Nicolet Drive exit, Nicolet Drive to
campus.

FROM AUSTIN-STRAUBEL FIELD:
172 east to I-43, then north to Exit 185
(54-57), 54-57 to University Ave.-Nicolet
Drive exit, Nicolet Drive to campus.                             [MAP]

FROM I-43 SOUTH:
I-43 North to Exit 185 (54-57), 54-57 to
University Ave.-Nicolet Drive exit,
Nicolet Drive to campus.

FROM 29 EAST:
29 West to I-43 North, I-43 to Exit 185 (54-57),
54-57 to University Ave.-Nicolet Drive exit,
Nicolet Drive to campus.